Exhibit 10.1

WAIVER TO AMENDED AND RESTATED

RESTRUCTURING SUPPORT AGREEMENT

This WAIVER TO AMENDED AND RESTATED RESTRUCTURING SUPPORT AGREEMENT (this “Agreement”) is made as of September 17, 2015 (the “Waiver Effective Date”), by and among (a) Allied Nevada Gold Corp., a Delaware corporation (“ANV”), and its undersigned direct and indirect subsidiaries (together with ANV, the “Debtors”), (b) the Requisite Consenting Noteholders (as defined in the Amended RSA (as defined below)), and (c) the Requisite Secured Lenders (as defined in the Amended RSA). Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Amended RSA.

PRELIMINARY STATEMENTS:

WHEREAS, on July 23, 2015, the Debtors entered into that certain Amended and Restated Restructuring Support Agreement (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Amended RSA”) with the entities party thereto as “Creditor Parties” thereunder, which amended and restated in its entirety that certain Restructuring Support Agreement, dated as of March 10, 2015, pursuant to which the Debtors and such Creditor Parties agreed to implement a restructuring and reorganization as set forth in the Modified Plan;

WHEREAS, the Debtors have requested that the Requisite Consenting Noteholders and the Requisite Secured Lenders grant certain waivers and consents under the Amended RSA, as set forth herein; and

WHEREAS, the Requisite Consenting Noteholders and the Requisite Secured Lenders are willing to grant such consents and waivers on the terms, subject to the conditions and in reliance on the representations and warranties set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Waiver of Creditor Party Termination Event. Effective as of the Waiver Effective Date, the Requisite Consenting Noteholders and the Requisite Secured Lenders grant all waivers and consents that may be necessary or required under the Amended RSA to waive the Creditor Party Termination Event arising under Section 5(a)(vi) of the Amended RSA as a result of the Bankruptcy Court granting relief terminating the automatic stay (as set forth in section 362 of the Bankruptcy Code) with respect to those assets set forth on Schedule A annexed hereto.

2. Continued Effect of the Amended RSA. Except as expressly provided herein, this Agreement shall not, by implication or otherwise, alter, modify, amend or in any way affect any of the obligations or covenants contained in the Amended RSA, all of which are ratified and confirmed in all respects by the parties hereto and shall continue in full force and effect.

3. Effectiveness. This Agreement shall become effective and binding upon the Debtors and the Creditor Parties on the Waiver Effective Date; provided, however, that signature pages executed by the Creditor Parties shall be delivered to (i) other Creditor Parties in a redacted form that removes the Creditor Parties’ holdings of Claims and Interests, and (ii) the Debtors in an unredacted form; provided further, however, that the Debtors shall execute and deliver to the Creditor Parties this Agreement concurrently with the execution by the Creditor Parties.

With respect to any Creditor Party that becomes or has become a party to the Amended RSA by executing and delivering a Joinder Agreement after the Waiver Effective Date, this Agreement shall become effective and binding as to such Creditor Party at the time such Joinder Agreement is delivered to the Debtors.

4. Entire Agreement. This Agreement, together with the Amended RSA, constitutes the entire agreement of the parties hereto, and supersedes all other prior negotiations, with respect to the subject matter hereof. Except as modified by this Agreement, the Amended RSA shall continue in full force and effect. Each reference to the Amended RSA hereafter made in any document, agreement, instrument, notice or communication shall mean and be a reference to the Amended RSA as modified hereby.

5. Severability. If any provision of this Agreement, or the application of any such provision to any Person or circumstance, shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision hereof shall continue in full force and effect.

6. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement. Execution copies of this Agreement may be delivered by facsimile or otherwise, which shall be deemed to be an original for the purposes of this Section 6.

7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISIONS WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the Waiver Effective Date.

Allied Nevada Gold Corp.

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	Executive Vice President & CFO

Allied Nevada Gold Holdings LLC

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	Chief Financial Officer

Allied VGH Inc.

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	Chief Financial Officer

Allied VNC Inc.

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	Chief Financial Officer

ANG Central LLC

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	Chief Financial Officer

ANG Cortez LLC

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	Chief Financial Officer

ANG Eureka LLC

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	Chief Financial Officer

ANG North LLC

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	Chief Financial Officer

ANG Northeast LLC

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	Chief Financial Officer

ANG Pony LLC

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	Chief Financial Officer

Hasbrouck Production Company LLC

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	Chief Financial Officer

Hycroft Resources & Development, Inc.

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	Chief Financial Officer

Victory Exploration Inc.

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	Chief Financial Officer

Victory Gold Inc.

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	Chief Financial Officer

CONSENTING NOTEHOLDER

By:
Name:
Title:

SECURED LENDER

By:
Name:
Title:

Schedule A

Lessor	Equipment Description
CIT Financial LLC	Komatsu 930E-4 Haul Truck – Serial # A31599
CIT Financial LLC	Komatsu 930E-4 Haul Truck – Serial # A31604
Capital One Equipment Finance Corp. f/k/a All Points Capital Corp.	Hitachi EX5500-S6 Hydraulic Mining Shovel/Excavator, Serial No. HCM18N00J00001052